UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2022

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended May 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2022

II	Western Asset High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determined to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective duration and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving futures contracts, options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

At Western Asset Management Company, LLC (“Western Asset”), we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended May 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, the fluctuating global

Western Asset High Yield Fund	III

Fund overview (cont’d)

economy, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the reporting period at 2.53%. The low of 0.13% occurred on June 2, 2021, and the high of 2.78% took place on May 3, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.58% and ended the reporting period at 2.85%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 3.12% occurred on May 6, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -8.22% for the twelve months ended May 31, 2022. Comparatively, riskier fixed income securities, including high-yield bonds, also posted negative returns. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii returned -5.28%. Elsewhere, the JPMorgan Emerging Markets Bond Index Globaliii returned -13.75% for the twelve months ended May 31, 2022.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s allocation to bank loans and increased the Fund’s opportunistic exposure to investment-grade corporate bonds. From a sector perspective, we increased the Fund’s allocation to consumer cyclicals1 (mainly in consumer cyclical services), while reducing the Fund’s exposure to consumer non-cyclicals2 (mainly in health care and pharmaceuticals).

The Fund employed U.S. Treasury futures to manage its duration positioning. All told, they detracted from performance during the reporting period. Index credit default swaps, which were used to manage the Fund’s exposure to credit index spread levels, were also a headwind for returns. Finally, currency derivatives, which were utilized to adjust the Fund’s currency exposure, modestly contributed to performance.

Performance review

For the twelve months ended May 31, 2022, Class I shares of Western Asset High Yield Fund returned -6.47%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index, returned -5.28% for the same period. The Lipper High Yield Funds Category Averageiv returned -5.04% over the same time frame.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.
[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

IV	Western Asset High Yield Fund

Performance Snapshot as of May 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Yield Fund:
Class A	-7.56%	-6.77%
Class C	-7.87%	-7.35%
Class R	-7.79%	-7.05%
Class I	-7.45%	-6.47%
Class IS	-7.35%	-6.40%
Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index	-6.26%	-5.28%
Lipper High Yield Funds Category Average	-5.80%	-5.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2022 for Class A, Class C, Class R, Class I and Class IS shares were 6.52%, 6.10%, 6.48%, 7.49% and 7.14%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R, Class I and Class IS shares would have been 6.45%, 6.03%, 6.14%, 7.36% and 7.07%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.06%, 1.82%, 1.64%, 0.81% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.01% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation

Western Asset High Yield Fund	V

Fund overview (cont’d)

arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Among the largest contributors to the Fund’s relative performance during the reporting period were overweight positions in real estate investment trusts and industrials.

In terms of security selection, holdings within communication services, namely an overweight to American News Company, was beneficial. Within consumer cyclicals, an overweight to GEO Group added the most value.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its quality biases. In particular, an underweight to securities rated BB was the largest headwind for returns.

From a sector/industry perspective, an underweight to energy and an overweight to financials negatively impacted performance. In terms of security selection, within the energy sector, an overweight to Western Midstream Partners was negative for returns. Within transportation, an overweight to United Airlines detracted from results.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 15, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to

VI	Western Asset High Yield Fund

have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2022 were: consumer discretionary (19.6%), energy (13.6%), communication services (12.5%), industrials (12.4%) and financials (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 527 funds for the six-month period and among the 516 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charge, if any.

Western Asset High Yield Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2022 and May 31, 2021 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Fund 2022 Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2021 and held for the six months ended May 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.56%	$1,000.00	$924.40	0.94%	$4.51	Class A	5.00%	$1,000.00	$1,020.24	0.94%	$4.73
Class C	-7.87	1,000.00	921.30	1.70	8.14	Class C	5.00	1,000.00	1,016.45	1.70	8.55
Class R	-7.79	1,000.00	922.10	1.30	6.23	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	-7.45	1,000.00	925.50	0.81	3.89	Class I	5.00	1,000.00	1,020.89	0.81	4.08
Class IS	-7.35	1,000.00	926.50	0.65	3.12	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

2	Western Asset High Yield Fund 2022 Annual Report

[1]	For the six months ended May 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset High Yield Fund 2022 Annual Report	3

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/22	-6.77%	-7.35%	-7.05%	-6.47%	-6.40%
Five Years Ended 5/31/22	3.06	2.28	2.72	3.32	3.39
Ten Years Ended 5/31/22	4.45	3.59	4.05	4.65	4.72

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/22	-10.68%	-8.24%	-7.05%	-6.47%	-6.40%
Five Years Ended 5/31/22	2.17	2.28	2.72	3.32	3.39
Ten Years Ended 5/31/22	3.99	3.59	4.05	4.65	4.72

Cumulative total returns
Without sales charges[1]
Class A (5/31/12 through 5/31/22)	54.50%
Class C (5/31/12 through 5/31/22)	42.29
Class R (5/31/12 through 5/31/22)	48.67
Class I (5/31/12 through 5/31/22)	57.58
Class IS (5/31/12 through 5/31/22)	58.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% (3.75% effective August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

4	Western Asset High Yield Fund 2022 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2012 - May 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2022. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”) is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2022 Annual Report	5

Schedule of investments

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 81.8%
Communication Services — 12.2%
Diversified Telecommunication Services — 1.6%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	$1,200,000	$1,076,142	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	980,000	964,824	(a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	755,000	660,474	(a)
Frontier Communications Holdings LLC, Secured Notes	6.750%	5/1/29	180,000	158,952	(a)
Frontier Communications Holdings LLC, Senior Secured Notes	5.000%	5/1/28	220,000	205,040	(a)
Total Diversified Telecommunication Services				3,065,432
Entertainment — 1.2%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	1,400,000	968,520	(a)
AMC Entertainment Holdings Inc., Secured Notes (5.000% Cash and 6.000% PIK or 10.000% Cash or 12.000% PIK)	10.000%	6/15/26	1,080,000	829,478	(a)(b)
Playtika Holding Corp., Senior Notes	4.250%	3/15/29	430,000	377,550	(a)
Speedway Motorsports LLC/Speedway Funding II Inc., Senior Notes	4.875%	11/1/27	170,000	161,473	(a)
Total Entertainment				2,337,021
Interactive Media & Services — 1.2%
Match Group Holdings II LLC, Senior Notes	4.625%	6/1/28	790,000	737,651	(a)
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	380,000	323,845	(a)
Photo Holdings Merger Sub Inc., Senior Secured Notes	8.500%	10/1/26	610,000	519,876	(a)
Rackspace Technology Global Inc., Senior Secured Notes	3.500%	2/15/28	900,000	787,140	(a)
Total Interactive Media & Services				2,368,512
Media — 6.2%
Arches Buyer Inc., Senior Secured Notes	4.250%	6/1/28	270,000	246,861	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	200,000	180,887	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	590,000	525,897	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,100,000	969,265
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	1,480,000	1,228,267	(a)

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

 (Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	$1,080,000	$874,805	(a)
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	1,190,000	1,124,229	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	530,000	488,334
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,550,000	1,327,962
DISH DBS Corp., Senior Notes	5.125%	6/1/29	1,580,000	1,117,818
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	190,000	155,440	(a)
iHeartCommunications Inc., Senior Secured Notes	5.250%	8/15/27	80,000	75,417	(a)
iHeartCommunications Inc., Senior Secured Notes	4.750%	1/15/28	530,000	478,624	(a)
News Corp., Senior Notes	3.875%	5/15/29	460,000	426,206	(a)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	340,000	377,323
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	450,000	469,083	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	210,000	198,849	(a)
Urban One Inc., Senior Secured Notes	7.375%	2/1/28	230,000	217,533	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	1,110,000	1,092,956	(a)
Virgin Media Vendor Financing Notes IV DAC, Senior Notes	5.000%	7/15/28	370,000	339,586	(a)
Total Media				11,915,342
Wireless Telecommunication Services — 2.0%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,090,000	1,075,247	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	380,000	318,288	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	320,000	252,896	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	610,000	793,183
Sprint Corp., Senior Notes	7.625%	2/15/25	340,000	368,370
Switch Ltd., Senior Notes	3.750%	9/15/28	260,000	260,751	(a)
Switch Ltd., Senior Notes	4.125%	6/15/29	310,000	313,207	(a)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	400,000	362,500	(a)
Total Wireless Telecommunication Services				3,744,442
Total Communication Services				23,430,749
Consumer Discretionary — 17.6%
Auto Components — 0.9%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	42,000	40,509

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	7

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

 (Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Auto Components — continued
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	$571,000	$543,529
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	1,000,000	890,495
Dornoch Debt Merger Sub Inc., Senior Notes	6.625%	10/15/29	360,000	287,550	(a)
Total Auto Components				1,762,083
Automobiles — 1.8%
Ford Motor Co., Senior Notes	9.000%	4/22/25	610,000	684,344
Ford Motor Co., Senior Notes	3.250%	2/12/32	620,000	525,078
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	320,000	318,900
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	1,580,000	1,426,542
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	470,000	395,564	(a)
Total Automobiles				3,350,428
Distributors — 0.8%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	724,550	769,574	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	671,205	751,709	(a)(b)
Total Distributors				1,521,283
Diversified Consumer Services — 1.8%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	428,000	397,779	(a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	560,000	474,429	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	6.250%	1/15/28	460,000	424,373	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	3.375%	8/31/27	310,000	277,923	(a)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	990,000	949,737	(a)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	1,270,000	900,925	(a)
Total Diversified Consumer Services				3,425,166
Hotels, Restaurants & Leisure — 8.3%
Boyne USA Inc., Senior Notes	4.750%	5/15/29	490,000	456,925	(a)
Caesars Entertainment Inc., Senior Secured Notes	6.250%	7/1/25	290,000	294,124	(a)
Carnival Corp., Senior Notes	5.750%	3/1/27	810,000	720,066	(a)
Carnival Corp., Senior Notes	6.000%	5/1/29	450,000	381,028	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	490,000	499,406	(a)

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

 (Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	$700,000	$527,359	(a)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., Senior Notes	6.750%	1/15/30	280,000	243,132	(a)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., Senior Secured Notes	4.625%	1/15/29	720,000	656,435	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	1,200,000	1,088,214	(a)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	500,000	365,112	(a)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	1,950,000	1,760,275	(a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	600,000	539,619	(a)
NCL Corp. Ltd., Senior Secured Notes	5.875%	2/15/27	1,390,000	1,297,294	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	8/31/26	590,000	518,781	(a)
Sands China Ltd., Senior Notes	3.800%	1/8/26	320,000	281,479
Sands China Ltd., Senior Notes	3.250%	8/8/31	650,000	453,482	(a)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	360,000	295,760	(a)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	360,000	345,379	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	770,000	654,500	(a)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	1,130,000	963,031	(a)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	1,240,000	1,354,601	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,150,000	1,023,115	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	380,000	324,847	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	760,000	568,871	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	360,000	367,263	(a)
Total Hotels, Restaurants & Leisure				15,980,098
Household Durables — 0.4%
Installed Building Products Inc., Senior Notes	5.750%	2/1/28	330,000	310,988	(a)
TopBuild Corp., Senior Notes	3.625%	3/15/29	570,000	506,410	(a)
Total Household Durables				817,398
Multiline Retail — 0.3%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	650,000	521,216
Specialty Retail — 3.3%
Academy Ltd., Senior Secured Notes	6.000%	11/15/27	380,000	352,201	(a)
Bath & Body Works Inc., Senior Notes	9.375%	7/1/25	320,000	345,786	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	9

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

 (Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — continued
Bath & Body Works Inc., Senior Notes	6.694%	1/15/27	$350,000	$348,912
Bath & Body Works Inc., Senior Notes	5.250%	2/1/28	260,000	248,899
Bath & Body Works Inc., Senior Notes	6.625%	10/1/30	980,000	980,000	(a)
Bed Bath & Beyond Inc., Senior Notes	5.165%	8/1/44	660,000	295,178
Foot Locker Inc., Senior Notes	4.000%	10/1/29	660,000	544,701	(a)
Gannett Holdings LLC, Senior Secured Notes	6.000%	11/1/26	450,000	409,199	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	650,000	466,892	(a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	220,000	181,335	(a)
NMG Holding Co. Inc./Neiman Marcus Group LLC, Senior Secured Notes	7.125%	4/1/26	210,000	208,592	(a)
Party City Holdings Inc., Senior Secured Notes	8.750%	2/15/26	520,000	395,093	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	250,000	235,679	(a)
Rent-A-Center Inc., Senior Notes	6.375%	2/15/29	1,190,000	1,045,004	(a)
Terminix Co. LLC, Senior Notes	7.450%	8/15/27	155,000	175,456
Total Specialty Retail				6,232,927
Total Consumer Discretionary				33,610,599
Consumer Staples — 0.8%
Beverages — 0.3%
Triton Water Holdings Inc., Senior Notes	6.250%	4/1/29	880,000	689,300	(a)
Food Products — 0.4%
Darling Ingredients Inc., Senior Notes Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons	6.000%	6/15/30	300,000	302,813	(a)(c)
Feed Ingredients Inc., Secured Notes	4.625%	3/1/29	440,000	396,499	(a)
Total Food Products				699,312
Personal Products — 0.1%
Edgewell Personal Care Co., Senior Notes	4.125%	4/1/29	230,000	209,449	(a)
Total Consumer Staples				1,598,061
Energy — 12.3%
Energy Equipment & Services — 0.8%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	1,630,000	1,466,478	(a)
Oil, Gas & Consumable Fuels — 11.5%
Antero Resources Corp., Senior Notes	5.375%	3/1/30	200,000	203,303	(a)
Apache Corp., Senior Notes	7.750%	12/15/29	330,000	370,422
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	1,340,000	1,299,417	(a)

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels —continued
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	$920,000	$905,634	(a)
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	350,000	324,221
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	80,000	81,381	(a)
CNX Midstream Partners LP, Senior Notes	4.750%	4/15/30	710,000	634,440	(a)
Colgate Energy Partners III LLC, Senior Notes	5.875%	7/1/29	1,110,000	1,071,150	(a)
Comstock Resources Inc., Senior Notes	5.875%	1/15/30	330,000	315,490	(a)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	50,000	52,384	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	650,000	713,700	(a)
Earthstone Energy Holdings LLC, Senior Notes	8.000%	4/15/27	250,000	254,541	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	6.625%	7/15/25	170,000	176,146	(a)
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	190,000	177,865	(d)(e)
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	100,000	101,242	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	250,000	250,313	(a)
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	790,000	751,499
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	260,000	262,824	(a)(c)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	200,000	173,886	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	570,000	487,002
EQT Corp., Senior Notes	5.000%	1/15/29	300,000	298,335
EQT Corp., Senior Notes	3.625%	5/15/31	660,000	594,602	(a)
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	510,000	498,102	(a)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	500,000	480,629	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,150,000	1,204,993	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,050,000	1,076,035	(a)
Oasis Petroleum Inc., Senior Notes	6.375%	6/1/26	1,220,000	1,228,333	(a)
Occidental Petroleum Corp., Senior Notes	8.875%	7/15/30	210,000	262,546
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	610,000	662,612
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	490,000	554,337
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	220,000	198,498
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	150,000	129,750
Penn Virginia Holdings LLC, Senior Notes	9.250%	8/15/26	1,500,000	1,520,175	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	470,000	516,403
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	150,000	152,271

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	11

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	4.875%	5/15/25	$80,000	$81,598
Range Resources Corp., Senior Notes	8.250%	1/15/29	530,000	575,024
Range Resources Corp., Senior Notes	4.750%	2/15/30	480,000	470,544	(a)
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	520,000	508,895
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	390,000	375,465	(a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	740,000	668,164	(a)
Western Midstream Operating LP, Senior Notes	3.600%	2/1/25	150,000	146,869
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	710,000	654,769
Western Midstream Operating LP, Senior Notes	5.750%	2/1/50	670,000	596,622
Total Oil, Gas & Consumable Fuels				22,062,431
Total Energy				23,528,909
Financials — 8.0%
Banks — 0.8%
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	340,000	353,355	(a)(d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	290,000	290,942	(d)(e)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then 5 year Treasury Constant Maturity Rate + 4.750%)	5.459%	6/30/35	840,000	754,481	(a)(e)
Total Banks				1,398,778
Capital Markets — 1.0%
Coinbase Global Inc., Senior Notes	3.625%	10/1/31	510,000	345,311	(a)
Compass Group Diversified Holdings LLC, Senior Notes	5.250%	4/15/29	380,000	343,514	(a)
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	600,000	555,393	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	200,000	193,209	(a)(d)(e)

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	$210,000	$207,967	(a)(d)(e)
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	300,000	309,875	(a)
Total Capital Markets				1,955,269
Consumer Finance — 1.4%
FirstCash Inc., Senior Notes	4.625%	9/1/28	350,000	318,372	(a)
FirstCash Inc., Senior Notes	5.625%	1/1/30	370,000	353,461	(a)
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	1,200,000	1,024,713	(a)
Midcap Financial Issuer Trust, Senior Notes	5.625%	1/15/30	390,000	304,920	(a)
Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes	4.000%	6/15/29	890,000	696,153	(a)
Total Consumer Finance				2,697,619
Diversified Financial Services — 1.7%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,940,509	1,570,367	(a)(b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	330,000	309,284	(a)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	610,000	510,475	(a)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	320,000	257,402	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	6.375%	2/1/30	730,000	621,741	(a)
Total Diversified Financial Services				3,269,269
Insurance — 0.7%
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	904,387	901,533	(a)(b)
Ryan Specialty Group LLC, Senior Secured Notes	4.375%	2/1/30	550,000	495,734	(a)
Total Insurance				1,397,267
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
AFC Gamma Inc., Senior Notes	5.750%	5/1/27	660,000	631,842	(a)
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	650,000	552,078	(a)
Burford Capital Global Finance LLC, Senior Notes	6.250%	4/15/28	220,000	206,525	(a)
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	470,000	440,829	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	13

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Real Estate Investment Trusts (REITs) — continued
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	$590,000	$533,364	(a)
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	140,000	126,288	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				2,490,926
Thrifts & Mortgage Finance — 1.1%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	740,000	776,974	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	3.875%	3/1/31	400,000	337,362	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,190,000	977,645	(a)
Total Thrifts & Mortgage Finance				2,091,981
Total Financials				15,301,109
Health Care — 6.6%
Health Care Equipment & Supplies — 0.5%
Mozart Debt Merger Sub Inc., Senior Notes	5.250%	10/1/29	720,000	638,712	(a)
Mozart Debt Merger Sub Inc., Senior Secured Notes	3.875%	4/1/29	310,000	280,256	(a)
Total Health Care Equipment & Supplies				918,968
Health Care Providers & Services — 3.1%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	570,000	466,348	(a)
Cano Health LLC, Senior Notes	6.250%	10/1/28	440,000	391,619	(a)
Centene Corp., Senior Notes	4.625%	12/15/29	210,000	207,266
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	1,710,000	1,338,939	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	470,000	343,100	(a)
HCA Inc., Senior Notes	7.690%	6/15/25	300,000	326,907
HCA Inc., Senior Notes	5.625%	9/1/28	340,000	357,020
HCA Inc., Senior Notes	7.500%	11/15/95	220,000	242,000
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	500,000	409,320	(a)
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Senior Notes	9.750%	12/1/26	330,000	335,942	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.625%	6/15/28	940,000	906,640	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	980,000	718,345	(a)
Total Health Care Providers & Services				6,043,446
Health Care Technology — 0.4%
Minerva Merger Sub Inc., Senior Notes	6.500%	2/15/30	890,000	818,150	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 2.6%
AdaptHealth LLC, Senior Notes	4.625%	8/1/29	$430,000	$369,758	(a)
AdaptHealth LLC, Senior Notes	5.125%	3/1/30	690,000	601,230	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	1,260,000	785,289	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	440,000	258,194	(a)
Bausch Health Cos. Inc., Senior Secured Notes	6.125%	2/1/27	360,000	329,040	(a)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Secured Notes	9.500%	7/31/27	240,000	58,800	(a)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	1,180,000	925,415	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	1,750,000	1,606,990
Total Pharmaceuticals				4,934,716
Total Health Care				12,715,280
Industrials — 10.9%
Aerospace & Defense — 0.7%
TransDigm Inc., Senior Notes	4.625%	1/15/29	1,220,000	1,095,908
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	200,000	208,868	(a)
Total Aerospace & Defense				1,304,776
Air Freight & Logistics — 0.2%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	500,000	477,999
Airlines — 2.9%
Air Canada, Senior Secured Notes	3.875%	8/15/26	380,000	354,702	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	420,000	415,926	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	440,000	425,638	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	460,000	459,714	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,330,000	1,322,605	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	545,000	553,894	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	492,000	516,145	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	770,000	744,253	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	15

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	$480,000	$450,960	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	265,600	257,577
Total Airlines				5,501,414
Building Products — 0.6%
MIWD Holdco II LLC/MIWD Finance Corp., Senior Notes	5.500%	2/1/30	910,000	775,286	(a)
PGT Innovations Inc., Senior Notes	4.375%	10/1/29	350,000	313,826	(a)
Total Building Products				1,089,112
Commercial Services & Supplies — 2.4%
ADT Security Corp., Senior Secured Notes	4.125%	8/1/29	550,000	490,240	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Notes	6.000%	6/1/29	870,000	705,396	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	330,000	327,628	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	750,000	665,390	(a)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	150,000	150,068
CoreCivic Inc., Senior Notes	8.250%	4/15/26	970,000	1,000,405
Legends Hospitality Holding Co. LLC/ Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	560,000	524,863	(a)
Madison IAQ LLC, Senior Notes	5.875%	6/30/29	930,000	729,306	(a)
Total Commercial Services & Supplies				4,593,296
Construction & Engineering — 0.4%
Brundage-Bone Concrete Pumping
Holdings Inc., Secured Notes	6.000%	2/1/26	440,000	377,520	(a)
Empire Communities Corp., Senior Notes	7.000%	12/15/25	510,000	458,028	(a)
Total Construction & Engineering				835,548
Electrical Equipment — 0.7%
Resideo Funding Inc., Senior Notes	4.000%	9/1/29	570,000	484,326	(a)
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	900,000	801,270	(a)
Total Electrical Equipment				1,285,596
Industrial Conglomerates — 0.2%
Covanta Holding Corp., Senior Notes	4.875%	12/1/29	490,000	431,935	(a)
Machinery — 0.8%
ATS Automation Tooling Systems Inc., Senior Notes	4.125%	12/15/28	250,000	223,835	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	480,000	397,015

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Machinery — continued
Roller Bearing Co. of America Inc., Senior Notes	4.375%	10/15/29	$680,000	$605,207	(a)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	390,000	382,455
Total Machinery				1,608,512
Professional Services — 0.2%
ZipRecruiter Inc., Senior Notes	5.000%	1/15/30	380,000	359,184	(a)
Road & Rail — 0.1%
XPO Logistics Inc., Senior Notes	6.250%	5/1/25	190,000	196,229	(a)
Trading Companies & Distributors — 1.4%
Alta Equipment Group Inc., Secured Notes	5.625%	4/15/26	490,000	441,912	(a)
Foundation Building Materials Inc., Senior Notes	6.000%	3/1/29	250,000	204,211	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	850,000	743,283	(a)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	160,000	159,802
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	590,000	592,030
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	420,000	382,040
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	190,000	171,268
Total Trading Companies & Distributors				2,694,546
Transportation Infrastructure — 0.3%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	640,000	510,131	(a)
Total Industrials				20,888,278
Information Technology — 3.1%
Communications Equipment — 1.2%
CommScope Inc., Senior Notes	8.250%	3/1/27	1,660,000	1,463,290	(a)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	540,000	479,034	(a)
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	90,000	75,261	(a)
Viavi Solutions Inc., Senior Notes	3.750%	10/1/29	340,000	307,330	(a)
Total Communications Equipment				2,324,915
IT Services — 0.3%
Acuris Finance US Inc./Acuris Finance SARL, Senior Secured Notes	5.000%	5/1/28	240,000	208,344	(a)
Clarivate Science Holdings Corp., Senior Notes	4.875%	7/1/29	400,000	358,888	(a)
Total IT Services				567,232

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	17

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Software — 0.7%
Elastic NV, Senior Notes	4.125%	7/15/29	$460,000	$403,718	(a)
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, Senior Secured Notes	4.625%	5/1/28	300,000	260,433	(a)
LogMeIn Inc., Senior Secured Notes	5.500%	9/1/27	240,000	192,566	(a)
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Senior Notes	3.875%	2/1/29	500,000	437,550	(a)
Total Software				1,294,267
Technology Hardware, Storage & Peripherals — 0.9%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	740,000	684,500	(a)
NCR Corp., Senior Notes	5.125%	4/15/29	290,000	276,950	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	720,000	720,900	(a)
Total Technology Hardware, Storage & Peripherals				1,682,350
Total Information Technology				5,868,764
Materials — 5.7%
Chemicals — 0.4%
Anagram International Inc./Anagram Holdings LLC, Secured Notes (5.000% Cash and 5.000% PIK or 10.000% Cash or 10.000% PIK)	10.000%	8/15/26	101,438	105,080	(a)(b)
LSF11 A5 Holdco LLC, Senior Notes	6.625%	10/15/29	520,000	445,551	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	290,000	283,262
Total Chemicals				833,893
Construction Materials — 0.8%
SRM Escrow Issuer LLC, Senior Secured Notes	6.000%	11/1/28	870,000	813,755	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.250%	1/15/29	770,000	728,739	(a)
Total Construction Materials				1,542,494
Containers & Packaging — 1.6%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	250,000	196,689	(a)(b)
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	780,000	677,040	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	1,210,000	1,012,522	(a)
Ball Corp., Senior Notes	3.125%	9/15/31	380,000	332,500
Canpack SA/Canpack US LLC, Senior Notes	3.875%	11/15/29	290,000	254,779	(a)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — continued
Cascades Inc./Cascades USA Inc., Senior Notes	5.375%	1/15/28	$370,000	$345,373	(a)
Clydesdale Acquisition Holdings Inc., Senior Secured Notes	6.625%	4/15/29	200,000	197,867	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	10,000	9,711
Total Containers & Packaging				3,026,481
Metals & Mining — 2.9%
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	370,000	373,540	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	200,000	201,000	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,780,000	1,779,306	(a)
FMG Resources August 2006 Pty Ltd., Senior Notes	6.125%	4/15/32	480,000	479,167	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,930,000	1,900,934
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	190,000	169,208	(a)
Hudbay Minerals Inc., Senior Notes	6.125%	4/1/29	720,000	646,575	(a)
Total Metals & Mining				5,549,730
Total Materials				10,952,598
Real Estate — 4.3%
Equity Real Estate Investment Trusts (REITs) — 3.3%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	760,000	798,878
Diversified Healthcare Trust, Senior Notes	4.750%	2/15/28	670,000	561,705
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	230,000	180,898
GEO Group Inc., Senior Notes	5.875%	10/15/24	250,000	228,076
GEO Group Inc., Senior Notes	6.000%	4/15/26	2,230,000	1,849,339
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	970,000	936,034
Iron Mountain Information Management Services Inc., Senior Notes	5.000%	7/15/32	570,000	524,571	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	400,000	378,395
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Senior Secured Notes	5.875%	10/1/28	340,000	336,459	(a)
Service Properties Trust, Senior Notes	5.500%	12/15/27	540,000	480,598
Total Equity Real Estate Investment Trusts (REITs)				6,274,953
Real Estate Management & Development — 1.0%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	730,000	707,526	(a)
Forestar Group Inc., Senior Notes	3.850%	5/15/26	610,000	560,727	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	19

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Management & Development — continued
Forestar Group Inc., Senior Notes	5.000%	3/1/28	$120,000	$108,489	(a)
Realogy Group LLC/Realogy Co-Issuer Corp., Senior Notes	5.750%	1/15/29	670,000	598,260	(a)
Total Real Estate Management & Development				1,975,002
Total Real Estate				8,249,955
Utilities — 0.3%
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.000%	6/1/31	360,000	332,556	(a)
Superior Plus LP/Superior General Partner Inc., Senior Notes	4.500%	3/15/29	280,000	262,080	(a)
Total Utilities				594,636
Total Corporate Bonds & Notes (Cost — $169,843,915)				156,738,938
Senior Loans — 6.4%
Consumer Discretionary — 1.7%
Auto Components — 0.6%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	4.310%	4/30/26	490,221	472,337	(e)(f)(g)
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	6.287%	3/30/27	336,600	324,538	(e)(f)(g)
Truck Hero Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	4.310%	1/31/28	366,300	333,883	(e)(f)(g)
Total Auto Components				1,130,758
Diversified Consumer Services — 0.2%
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	4.928%	8/12/28	408,418	399,486	(e)(f)(g)
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	10.006%	3/8/24	442,125	439,914	(e)(f)(g)
Specialty Retail — 0.7%
Rent-A-Center Inc., Term Loan B2 (1 mo. USD LIBOR + 3.250%)	4.313%	2/17/28	564,300	530,882	(e)(f)(g)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	7.060%	6/19/26	703,049	697,337	(e)(f)(g)
Total Specialty Retail				1,228,219
Total Consumer Discretionary				3,198,377

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 0.7%
Diversified Financial Services — 0.3%
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (1 mo. USD LIBOR + 6.750%)	7.810%	4/7/28	$200,000	$196,250	(e)(f)(g)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	3.810%	1/26/28	389,080	378,219	(e)(f)(g)
Total Diversified Financial Services				574,469
Insurance — 0.4%
Acrisure LLC, 2020 Term Loan B (1 mo. USD LIBOR + 3.500%)	4.560%	2/15/27	548,800	525,476	(e)(f)(g)(h)
AmeriLife Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	4.800%	3/18/27	167,053	160,719	(e)(f)(g)
Total Insurance				686,195
Total Financials				1,260,664
Health Care — 1.0%
Health Care Providers & Services — 1.0%
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.756%	2/18/27	559,452	524,688	(e)(f)(g)
One Call Corp., First Lien Term Loan B (3 mo. USD LIBOR + 5.500%)	6.688%	4/22/27	774,150	673,510	(e)(f)(g)(h)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.813%	6/26/26	956,960	771,616	(e)(f)(g)
Total Health Care				1,969,814
Industrials — 1.2%
Airlines — 1.2%
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.813%	10/20/27	670,000	678,543	(e)(f)(g)
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/21/27	490,000	498,472	(e)(f)(g)
United Airlines Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	4.711%	4/21/28	1,118,700	1,093,764	(e)(f)(g)
Total Industrials				2,270,779
Information Technology — 1.6%
Communications Equipment — 0.4%
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	5.310%	11/29/25	768,090	727,224	(e)(f)(g)

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	21

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 0.5%
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	5.934%	4/27/28	$527,350	$493,731	(e)(f)(g)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	8.975%	4/27/29	580,000	516,200	(e)(f)(g)
Total IT Services				1,009,931
Software — 0.6%
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	8.060%	2/19/29	790,000	778,150	(e)(f)(g)
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	4.810%	2/1/28	398,566	387,506	(e)(f)(g)
Total Software				1,165,656
Technology Hardware, Storage & Peripherals — 0.1%
Vericast Corp., 2021 Extended Term Loan (3 mo. USD LIBOR + 7.750%)	8.756%	6/16/26	138,612	110,933	(e)(f)(g)
Total Information Technology				3,013,744
Materials — 0.2%
Metals & Mining — 0.2%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	531,261	474,593	(b)(f)(g)(h)(i)
Total Senior Loans (Cost — $12,800,911)				12,187,971
Asset-Backed Securities — 6.2%
AIG CLO LLC, 2018-1A DR (3 mo. USD LIBOR + 3.100%)	4.163%	4/20/32	280,000	265,815	(a)(e)
Aimco CLO Ltd., 2020-12A DR (3 mo. Term SOFR + 2.900%)	3.751%	1/17/32	370,000	347,829	(a)(e)
Ares XLII CLO Ltd., 2017-42A D (3 mo. USD LIBOR + 3.450%)	4.586%	1/22/28	640,000	616,907	(a)(e)
Ballyrock CLO Ltd., 2022-19A D (3 mo. Term SOFR + 7.110%)	8.282%	4/20/35	670,000	606,764	(a)(e)
Barings CLO Ltd., 2018-3A D (3 mo. USD LIBOR + 2.900%)	3.963%	7/20/29	250,000	230,100	(a)(e)
Battalion CLO XI Ltd., 2017-11A DR (3 mo. USD LIBOR + 3.650%)	4.834%	4/24/34	250,000	240,749	(a)(e)
Battalion CLO XX Ltd., 2021-20A D (3 mo. USD LIBOR + 3.100%)	4.144%	7/15/34	250,000	233,149	(a)(e)
Benefit Street Partners CLO XII Ltd., 2017-12A C (3 mo. USD LIBOR + 3.050%)	4.094%	10/15/30	250,000	237,551	(a)(e)(j)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	9.268%	8/20/32	600,000	563,232	(a)(e)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
BlueMountain CLO XXXI Ltd., 2021-31A E (3 mo. USD LIBOR + 6.530%)	7.574%	4/19/34	$160,000	$147,114	(a)(e)
Bristol Park CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 7.000%)	8.044%	4/15/29	300,000	283,729	(a)(e)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	4.763%	7/20/31	250,000	238,546	(a)(e)
Cathedral Lake VI Ltd., 2021-6A E (3 mo. USD LIBOR + 7.210%)	8.394%	4/25/34	125,000	114,798	(a)(e)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.063%	4/20/29	600,000	567,435	(a)(e)
CIFC Funding Ltd., 2017-3A C (3 mo. USD LIBOR + 3.650%)	4.713%	7/20/30	530,000	503,297	(a)(e)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	6.444%	4/17/30	500,000	437,388	(a)(e)
Dryden Senior Loan Fund, 2015-40A DR (3 mo. USD LIBOR + 3.100%)	4.511%	8/15/31	250,000	238,701	(a)(e)
Eaton Vance CLO Ltd., 2020-2A ER (3 mo. USD LIBOR + 6.500%)	7.544%	1/15/35	410,000	367,563	(a)(e)
Greenwood Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.500%)	3.544%	4/15/31	350,000	322,415	(a)(e)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	5.994%	4/15/31	250,000	218,255	(a)(e)
Greywolf CLO IV Ltd., 2019-1A CR (3 mo. USD LIBOR + 3.650%)	4.694%	4/17/34	340,000	333,972	(a)(e)
Grippen Park CLO Ltd., 2017-1A E (3 mo. USD LIBOR + 5.700%)	6.763%	1/20/30	460,000	423,200	(a)(e)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	8.763%	1/20/33	350,000	331,371	(a)(e)
Jay Park CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 5.200%)	6.263%	10/20/27	350,000	332,314	(a)(e)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	6.563%	10/20/28	350,000	315,203	(a)(e)
Marble Point CLO XIV Ltd., 2018-2A D (3 mo. USD LIBOR + 3.530%)	4.593%	1/20/32	500,000	469,672	(a)(e)
MKS CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	3.713%	1/20/31	250,000	232,207	(a)(e)
Mountain View CLO IX Ltd., 2015-9A CR (3 mo. USD LIBOR + 3.120%)	4.164%	7/15/31	250,000	217,873	(a)(e)
Neuberger Berman Loan Advisers CLO Ltd., 2017-25A DR (3 mo. USD LIBOR + 2.850%)	3.894%	10/18/29	250,000	235,655	(a)(e)

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	23

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Neuberger Berman Loan Advisers CLO Ltd., 2021-40A D (3 mo. USD LIBOR + 2.750%)	3.794%	4/16/33	$250,000	$234,665	(a)(e)
Ocean Trails CLO V, 2014-5A DRR (3 mo. USD LIBOR + 3.450%)	4.471%	10/13/31	300,000	273,545	(a)(e)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	4.184%	6/22/30	590,000	544,664	(a)(e)
Sculptor CLO XXVI Ltd., 26A E (3 mo. USD LIBOR + 7.250%)	8.313%	7/20/34	310,000	280,692	(a)(e)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. USD LIBOR + 7.050%)	8.094%	4/15/35	250,000	229,850	(a)(e)
Venture XVII CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	3.864%	4/15/27	350,000	328,855	(a)(e)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	6.784%	4/15/27	350,000	305,098	(a)(e)
Total Asset-Backed Securities (Cost — $12,472,828)				11,870,173
Convertible Bonds & Notes — 1.5%
Communication Services — 0.3%
Diversified Telecommunication Services — 0.1%
Liberty Latin America Ltd., Senior Notes	2.000%	7/15/24	80,000	71,791
Interactive Media & Services — 0.0%††
Liberty TripAdvisor Holdings Inc., Senior Notes	0.500%	6/30/51	90,000	66,551	(a)
Media — 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	520,000	393,294
Total Communication Services				531,636
Consumer Discretionary — 0.3%
Diversified Consumer Services — 0.0%††
Chegg Inc., Senior Notes	0.000%	9/1/26	160,000	124,800
Hotels, Restaurants & Leisure — 0.3%
DraftKings Holdings Inc., Senior Notes	0.000%	3/15/28	760,000	473,100
NCL Corp. Ltd., Senior Notes	2.500%	2/15/27	100,000	80,750	(a)
Total Hotels, Restaurants & Leisure				553,850
Total Consumer Discretionary				678,650
Financials — 0.3%
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.375%	10/15/23	250,000	247,188
Blackstone Mortgage Trust Inc., Senior Notes	5.500%	3/15/27	330,000	322,410
Total Financials				569,598

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 0.3%
Biotechnology — 0.3%
Halozyme Therapeutics Inc., Senior Notes	0.250%	3/1/27	$640,000	$585,973
Industrials — 0.3%
Airlines — 0.3%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	630,000	548,415
Total Convertible Bonds & Notes (Cost — $3,287,318)				2,914,272

			Shares/Units
Common Stocks — 1.0%
Consumer Discretionary — 0.0%††
Specialty Retail — 0.0%††
Party City Holdco Inc. Energy — 1.0%			17,275	24,876	*
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd.			424,046,710	0	*(h)(i)(k)
Oil, Gas & Consumable Fuels — 1.0%
Berry Corp.			88,678	986,986
Oasis Petroleum Inc.			5,312	843,174
Permian Production Partners LLC			21,667	14,083	*(h)
Total Oil, Gas & Consumable Fuels				1,844,243
Total Energy				1,844,243
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			541	0	*(h)(i)(k)
Total Common Stocks (Cost — $4,631,996)				1,869,119

			Shares
Preferred Stocks — 0.5%
Financials — 0.5%
Capital Markets — 0.5%
B Riley Financial Inc.	5.000%		15,825	374,578
B Riley Financial Inc.	5.250%		9,750	223,372
B Riley Financial Inc.	6.000%		13,400	326,826
Total Preferred Stocks (Cost — $974,375)				924,776

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	25

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 0.4%
Argentina — 0.4%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	$47,191	$14,049
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	586,653	172,769
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	363,946	99,252
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	1,271,542	487,954	(a)
Total Sovereign Bonds (Cost — $1,153,388)				774,024

			Shares
Convertible Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
MPLX LP (Cost — $580,938)	8.462%		17,875	670,313	(h)(i)

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $8,776)		5/28/28	9,166	1,512	*
Total Investments — 98.1% (Cost — $205,754,445)				187,951,098
Other Assets in Excess of Liabilities — 1.9%				3,551,909
Total Net Assets — 100.0%				$191,503,007

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(j)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2022, the total market value of investments in Affiliated Companies was $237,551 and the cost was $212,340 (Note 8).

(k)	Value is less than $1.

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At May 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury 5-Year Notes	128	9/22	$14,443,789	$14,458,001	$14,212

At May 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	7,316	CAD	9,153	Citibank N.A.	7/19/22	$81
USD	54,764	EUR	50,000	Morgan Stanley & Co. Inc.	7/19/22	945
Total						$1,026

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	27

Schedule of investments (cont’d)

May 31, 2022

Western Asset High Yield Fund

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

EUR	— Euro

USD	— United States Dollar

At May 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ford Motor Co., 4.346%, due 12/8/26	$800,000	12/20/26	2.928%	5.000% quarterly	$64,746	$108,304	$(43,558)
Occidental Petroleum Corp., 5.550%, due 3/15/26	800,000	6/20/26	1.123%	1.000% quarterly	(3,731)	(29,827)	26,096
Total	$1,600,000				$61,015	$78,477	$(17,462)
CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA Inc., 6.750%, due 3/15/25	$630,000	6/20/27	5.982%	5.000% quarterly	$23,400	$12,889	$10,511
Goodyear Tire & Rubber Co., 5.000%, due 5/31/26	460,000	6/20/27	4.110%	5.000% quarterly	(16,640)	(8,417)	(8,223)
KB Home, 6.875%, due 6/15/27	817,000	6/20/27	3.103%	5.000% quarterly	(65,553)	(61,140)	(4,413)
Macy’s Retail Holdings LLC, 3.625%, due 6/1/24	460,000	6/20/27	4.046%	1.000% quarterly	57,099	52,934	4,165

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2022 Annual Report

Western Asset High Yield Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4] (cont’d)
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
NOVA Chemicals Corp., 4.875%, due 6/1/24	$362,000	6/20/27	3.972%	5.000% quarterly	(15,215)	$(9,165)	$(6,050)
Xerox Corp., 3.800%, due 5/15/24	183,000	6/20/27	4.133%	1.000% quarterly	23,281	26,213	(2,932)
Total	$2,912,000				$6,372	$13,314	$(6,942)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	29

Statement of assets and liabilities

May 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $205,542,105)	$187,713,547
Investments in affiliated securities, at value (Cost — $212,340)	237,551
Foreign currency, at value (Cost — $33,706)	33,525
Cash	1,105,978
Interest and dividends receivable from unaffiliated investments	2,817,649
Deposits with brokers for centrally cleared swap contracts	850,000
Receivable for securities sold	441,966
Deposits with brokers for open futures contracts	185,327
Receivable for Fund shares sold	57,632
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $50,873)	49,494
Dividends receivable from affiliated investments	1,747
Interest receivable from affiliated investments	1,336
Unrealized appreciation on forward foreign currency contracts	1,026
Prepaid expenses	215
Total Assets	193,496,993

Liabilities:
Payable for securities purchased	1,569,551
Payable for Fund shares repurchased	178,411
Investment maenagement fee payable	72,346
Payable to brokers — net variation margin on open futures contracts	46,999
Distributions payable	37,416
Service and/or distribution fees payable	15,508
Payable to brokers — net variation margin on centrally cleared swap contracts	4,841
Directors’ fees payable	696
Accrued expenses	68,218
Total Liabilities	1,993,986
Total Net Assets	$191,503,007

Net Assets:
Par value (Note 7)	$26,176
Paid-in capital in excess of par value	256,653,339
Total distributable earnings (loss)	(65,176,508)
Total Net Assets	$191,503,007

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2022 Annual Report

Net Assets:
Class A	$67,464,462
Class C	$1,429,553
Class R	$175,671
Class I	$23,201,105
Class IS	$99,232,216

Shares Outstanding:
Class A	9,250,338
Class C	197,781
Class R	24,250
Class I	3,203,883
Class IS	13,500,066

Net Asset Value:
Class A (and redemption price)	$7.29
Class C*	$7.23
Class R (and redemption price)	$7.24
Class I (and redemption price)	$7.24
Class IS (and redemption price)	$7.35
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%; 3.75% effective August 15, 2022)	$7.61

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	31

Statement of operations

For the Year Ended May 31, 2022

Investment Income:
Interest from unaffiliated investments	$12,626,635
Interest from affiliated investments	16,149
Dividends from unaffiliated investments	220,767
Dividends from affiliated investments	2,034
Less: Foreign taxes withheld	(4,192)
Total Investment Income	12,861,393

Expenses:
Investment management fee (Note 2)	1,219,013
Service and/or distribution fees (Notes 2 and 5)	192,383
Transfer agent fees (Note 5)	120,290
Registration fees	110,297
Fund accounting fees	73,711
Audit and tax fees	60,361
Shareholder reports	8,869
Legal fees	8,307
Directors’ fees	6,590
Insurance	1,940
Commitment fees (Note 9)	1,737
Custody fees	607
Miscellaneous expenses	10,206
Total Expenses	1,814,311
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(71,301)
Net Expenses	1,743,010
Net Investment Income	11,118,383

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(4,841,864)
Futures contracts	(1,154,382)
Swap contracts	20,950
Forward foreign currency contracts	5,522
Foreign currency transactions	(3,705)
Net Realized Loss	(5,973,479)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(17,191,161)
Investments in affiliated securities	(13,494)
Futures contracts	(18,703)
Swap contracts	(129,577)
Forward foreign currency contracts	2,606
Foreign currencies	(7,578)
Change in Net Unrealized Appreciation (Depreciation)	(17,357,907)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(23,331,386)
Decrease in Net Assets From Operations	$(12,213,003)

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2022	2021

Operations:
Net investment income	$11,118,383	$10,309,954
Net realized gain (loss)	(5,973,479)	5,210,665
Change in net unrealized appreciation (depreciation)	(17,357,907)	16,295,067
Increase (Decrease) in Net Assets From Operations	(12,213,003)	31,815,686

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(11,056,730)	(10,236,114)
Return of capital	—	(49,996)
Decrease in Net Assets From Distributions to Shareholders	(11,056,730)	(10,286,110)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	176,972,458	66,641,027
Reinvestment of distributions	10,581,906	9,927,780
Cost of shares repurchased	(195,263,345)	(87,651,429)
Decrease in Net Assets From Fund Share Transactions	(7,708,981)	(11,082,622)
Increase (Decrease) in Net Assets	(30,978,714)	10,446,954

Net Assets:
Beginning of year	222,481,721	212,034,767
End of year	$191,503,007	$222,481,721

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	33

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.21	$7.40	$7.85	$7.96	$8.13

Income (loss) from operations:
Net investment income	0.39	0.38	0.41	0.43	0.44
Net realized and unrealized gain (loss)	(0.92)	0.81	(0.44)	(0.10)	(0.18)
Total income (loss) from operations	(0.53)	1.19	(0.03)	0.33	0.26

Less distributions from:
Net investment income	(0.39)	(0.38)	(0.40)	(0.44)	(0.43)
Return of capital	—	(0.00) [2]	(0.02)	(0.00) [2]	—
Total distributions	(0.39)	(0.38)	(0.42)	(0.44)	(0.43)

Net asset value, end of year	$7.29	$8.21	$7.40	$7.85	$7.96
Total return[3]	(6.77)%	16.41%	(0.52)%[4]	4.25%	3.27%

Net assets, end of year (000s)	$67,464	$3,953	$2,677	$2,386	$4,728

Ratios to average net assets:
Gross expenses	0.97%	1.06%	1.05%[5]	1.06%[5]	1.00%
Net expenses[6,7]	0.94	1.00	1.02 [5]	0.99 [5]	0.99
Net investment income	4.93	4.80	5.30	5.43	5.43

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.92)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.01%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.05%.

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.13	$7.33	$7.77	$7.89	$8.06

Income (loss) from operations:
Net investment income	0.33	0.32	0.35	0.37	0.38
Net realized and unrealized gain (loss)	(0.91)	0.80	(0.43)	(0.12)	(0.18)
Total income (loss) from operations	(0.58)	1.12	(0.08)	0.25	0.20

Less distributions from:
Net investment income	(0.32)	(0.32)	(0.34)	(0.37)	(0.37)
Return of capital	—	(0.00) [2]	(0.02)	(0.00) [2]	—
Total distributions	(0.32)	(0.32)	(0.36)	(0.37)	(0.37)

Net asset value, end of year	$7.23	$8.13	$7.33	$7.77	$7.89
Total return[3]	(7.35)%	15.66%	(1.32)%[4]	3.33%	2.48%

Net assets, end of year (000s)	$1,430	$1,960	$1,964	$2,320	$2,779

Ratios to average net assets:
Gross expenses	1.76%	1.82%	1.82%[5]	1.80%[5]	1.75%
Net expenses[6,7]	1.73	1.76	1.78 [5]	1.73 [5]	1.74
Net investment income	4.09	4.08	4.61	4.74	4.70

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.46)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.15	$7.35	$7.78	$7.91	$8.08

Income (loss) from operations:
Net investment income	0.36	0.36	0.39	0.40	0.41
Net realized and unrealized gain (loss)	(0.91)	0.80	(0.43)	(0.12)	(0.18)
Total income (loss) from operations	(0.55)	1.16	(0.04)	0.28	0.23

Less distributions from:
Net investment income	(0.36)	(0.36)	(0.37)	(0.41)	(0.40)
Return of capital	—	(0.00) [2]	(0.02)	(0.00) [2]	—
Total distributions	(0.36)	(0.36)	(0.39)	(0.41)	(0.40)

Net asset value, end of year	$7.24	$8.15	$7.35	$7.78	$7.91
Total return[3]	(7.05)%	16.16%	(0.73)%[4]	3.64%	2.95%

Net assets, end of year (000s)	$176	$129	$158	$282	$223

Ratios to average net assets:
Gross expenses	1.58%	1.64%	1.69%[5]	1.53%[5]	1.50%[5]
Net expenses[6,7]	1.30	1.30	1.30 [5]	1.30 [5]	1.30 [5]
Net investment income	4.51	4.53	5.07	5.14	5.14

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.86)% for the year ended May 31, 2020.
[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.14	$7.34	$7.78	$7.90	$8.07

Income (loss) from operations:
Net investment income	0.40	0.40	0.44	0.45	0.46
Net realized and unrealized gain (loss)	(0.90)	0.80	(0.44)	(0.11)	(0.18)
Total income (loss) from operations	(0.50)	1.20	0.00	0.34	0.28

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.42)	(0.46)	(0.45)
Return of capital	—	(0.00) [2]	(0.02)	(0.00) [2]	—
Total distributions	(0.40)	(0.40)	(0.44)	(0.46)	(0.45)

Net asset value, end of year	$7.24	$8.14	$7.34	$7.78	$7.90
Total return[3]	(6.47)%	16.65%	(0.14)%[4]	4.40%	3.53%

Net assets, end of year (000s)	$23,201	$97,099	$64,507	$84,953	$106,298

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.75%	0.75%	0.74%
Net expenses[5,6]	0.77	0.75	0.71	0.70	0.72
Net investment income	4.89	5.06	5.66	5.74	5.70

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.42)% for the year ended May 31, 2020.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2022 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.27	$7.45	$7.90	$8.03	$8.20

Income (loss) from operations:
Net investment income	0.42	0.42	0.45	0.46	0.47
Net realized and unrealized gain (loss)	(0.92)	0.81	(0.45)	(0.12)	(0.18)
Total income (loss) from operations	(0.50)	1.23	0.00	0.34	0.29

Less distributions from:
Net investment income	(0.42)	(0.41)	(0.43)	(0.47)	(0.46)
Return of capital	—	(0.00) [2]	(0.02)	(0.00) [2]	—
Total distributions	(0.42)	(0.41)	(0.45)	(0.47)	(0.46)

Net asset value, end of year	$7.35	$8.27	$7.45	$7.90	$8.03
Total return[3]	(6.40)%	16.88%	(0.12)%[4]	4.35%	3.65%

Net assets, end of year (000s)	$99,232	$58,186	$102,505	$116,945	$105,176

Ratios to average net assets:
Gross expenses	0.68%	0.71%	0.69%[5]	0.70%[5]	0.68%
Net expenses[6,7]	0.65	0.65	0.65 [5]	0.65 [5]	0.66
Net investment income	5.22	5.20	5.72	5.79	5.77

Portfolio turnover rate	79%	101%	83%	71%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.26)% for the year ended May 31, 2020.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the

Western Asset High Yield Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40	Western Asset High Yield Fund 2022 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$156,738,938	—		$156,738,938
Senior Loans:
Financials	—	735,188	$525,476		1,260,664
Health Care	—	1,296,304	673,510		1,969,814
Materials	—	—	474,593		474,593
Other Senior Loans	—	8,482,900	—		8,482,900
Asset-Backed Securities	—	11,870,173	—		11,870,173
Convertible Bonds & Notes	—	2,914,272	—		2,914,272
Common Stocks:
Consumer Discretionary	$24,876	—	—		24,876
Energy	1,830,160	—	14,083		1,844,243
Materials	—	—	0	*	0	*
Preferred Stocks	924,776	—	—		924,776
Sovereign Bonds	—	774,024	—		774,024
Convertible Preferred Stocks	—	—	670,313		670,313
Warrants	—	1,512	—		1,512
Total Investments	$2,779,812	$182,813,311	$2,357,975		$187,951,098
Other Financial Instruments:
Futures Contracts††	$14,212	—	—		$14,212
Forward Foreign Currency Contracts††	—	$1,026	—		1,026
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	26,096	—		26,096
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	14,676	—		14,676
Total Other Financial Instruments	$14,212	$41,798	—		$56,010
Total	$2,794,024	$182,855,109	$2,357,975		$188,007,108

Western Asset High Yield Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	$43,558	—	$43,558
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	21,618	—	21,618
Total	—	$65,176	—	$65,176

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2021		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Materials	$0	*	—	$(838,708)	$838,708	—
Senior Loans:
Consumer Discretionary	1,116,683		$4,207	11,783	(28,441)	—
Energy	14,143		—	(29,366)	80,141	$509
Financials	785,250		462	16,957	(33,004)	—
Health Care	—		—	—	—	—
Materials	464,302		—	—	(52,026)	62,317
Real Estate	490,303		1,607	8,262	(6,587)	0	*
Common Stocks:
Energy	34,096		—	(3,008,435)	3,019,852	—
Materials	0	*	—	—	—	—
Convertible Preferred Stocks:
Energy	594,344		—	—	75,969	—
Total	$3,499,121		$6,276	$(3,839,507)	$3,894,612	$62,826

42	Western Asset High Yield Fund 2022 Annual Report

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of May 31, 2022		Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2022[2]
Corporate Bonds & Notes:
Materials	$(0)	*	—	—	—		—
Senior Loans:
Consumer Discretionary	(664,318)		—	$(439,914)	—		—
Energy	(65,427)		—	—	—		—
Financials	(412,696)		$525,476	(356,969)	$525,476		—
Health Care	—		673,510	—	673,510		—
Materials	—		—	—	474,593		$(52,026)
Real Estate	(493,585)		—	—	—		—
Common Stocks:
Energy	(31,430)		—	—	14,083		13,000
Materials	—		—	—	0	*	—
Convertible Preferred Stocks:
Energy	—		—	—	670,313		75,969
Total	$(1,667,456)		$1,198,986	$(796,883)	$2,357,975		$36,943

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable input in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known

Western Asset High Yield Fund 2022 Annual Report	43

Notes to financial statements (cont’d)

as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if

44	Western Asset High Yield Fund 2022 Annual Report

any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2022, the total notional value of all credit default swaps to sell protection was $1,600,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund

Western Asset High Yield Fund 2022 Annual Report	45

Notes to financial statements (cont’d)

effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

46	Western Asset High Yield Fund 2022 Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

Western Asset High Yield Fund 2022 Annual Report	47

Notes to financial statements (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the

48	Western Asset High Yield Fund 2022 Annual Report

seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

Western Asset High Yield Fund 2022 Annual Report	49

Notes to financial statements (cont’d)

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers.

50	Western Asset High Yield Fund 2022 Annual Report

LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 1.01%, (1.05% prior to May 21, 2021), 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2022, fees waived and/or expenses reimbursed amounted to $71,301, which included an affiliated money market fund waiver of $513.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2023	$1,855	$1,232	$442	$42,329	$47,280
Expires May 31, 2024	20,508	526	570	19,941	27,738
Total fee waivers/expense reimbursements subject to recapture	$22,363	$1,758	$1,012	$62,270	$75,018

For the year ended May 31, 2022, LMPFA did not recapture any fees.

Western Asset High Yield Fund 2022 Annual Report	51

Notes to financial statements (cont’d)

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% (3.75% effective August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 ($500,000 effective August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

There was a maximum initial sales charge of 4.25% for Class A2 shares. In certain cases, Class A2 shares had a 1.00% CDSC, which applied if redemption occurred within 18 months from purchase payment. This CDSC only applied to those purchases of Class A2 shares, which when combined with holdings of other shares of Legg Mason funds, equaled or exceeded $1,000,000 in aggregate. Those purchases did not incur an initial sales charge.

For the year ended May 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class A2†	Class C
Sales charges	$33,525	$3,087	—
CDSCs	98	—	$217

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

As of May 31, 2022, Franklin Resources and its affiliates owned 41% of the Fund.

3. Investments

During the year ended May 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$170,164,654
Sales	180,077,662

52	Western Asset High Yield Fund 2022 Annual Report

At May 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$205,849,700	$2,337,087	$(20,235,689)	$(17,898,602)
Futures contracts	—	14,212	—	14,212
Forward foreign currency contracts	—	1,026	—	1,026
Swap contracts	91,791	40,772	(65,176)	(24,404)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$14,212	—	—	$14,212
Forward foreign currency contracts	—	$1,026	—	1,026
Centrally cleared swap contracts[3]	—	—	$40,772	40,772
Total	$14,212	$1,026	$40,772	$56,010

LIABILITY DERIVATIVES[1]
				Credit Risk
Centrally cleared swap contracts[3]				$65,176

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset High Yield Fund 2022 Annual Report	53

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,154,382)	—	—	$(1,154,382)
Swap contracts	—	—	$20,950	20,950
Forward foreign currency contracts	—	$5,522	—	5,522
Total	$(1,154,382)	$5,522	$20,950	$(1,127,910)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(18,703)	—	—	$(18,703)
Swap contracts	—	—	$(129,577)	(129,577)
Forward foreign currency contracts	—	$2,606	—	2,606
Total	$(18,703)	$2,606	$(129,577)	$(145,674)

During the year ended May 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,361,077
Futures contracts (to sell)†	117,635
Forward foreign currency contracts (to sell)	64,441

Average Notional Balance
Credit default swap contracts (buy protection)	$799,615
Credit default swap contracts (sell protection)	1,565,385

†	At May 31, 2022, there were no open positions held in this derivative.

54	Western Asset High Yield Fund 2022 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$81	—	$81	—	$81
Morgan Stanley & Co. Inc.	945	—	945	—	945
Total	$1,026	—	$1,026	—	$1,026

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$164,387	$28,736
Class A2†	10,111	1,469
Class C	16,850	1,410
Class R	1,035	821
Class I	—	86,951
Class IS	—	903
Total	$192,383	$120,290

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

For the year ended May 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$20,666
Class A2†	1,512
Class C	530
Class R	571

Western Asset High Yield Fund 2022 Annual Report	55

Notes to financial statements (cont’d)

Waivers/Expense Reimbursements
Class I	$20,067
Class IS	27,955
Total	$71,301

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended May 31, 2022	Year Ended May 31, 2021
Net Investment Income:
Class A	$3,221,653	$148,622
Class A2†	183,595	2,391,995
Class C	68,435	83,813
Class R	9,285	5,858
Class I	3,108,760	3,574,686
Class IS	4,465,002	4,031,140
Total	$11,056,730	$10,236,114

Return of Capital:
Class A	—	$726
Class A2†	—	11,683
Class C	—	409
Class R	—	29
Class I	—	17,460
Class IS	—	19,689
Total	—	$49,996

† On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Capital shares

At May 31, 2022, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,684,915	$79,718,682	364,101	$2,896,692
Shares issued on reinvestment	425,952	3,389,685	17,668	140,919
Shares repurchased	(1,342,164)	(10,678,762)	(262,147)	(2,052,284)
Net increase	8,768,703	$72,429,605	119,622	$985,327

56	Western Asset High Yield Fund 2022 Annual Report

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Class A2†
Shares sold	73,617	$608,992	2,372,603	$19,021,727
Shares issued on reinvestment	—	—	301,550	2,403,678
Shares repurchased	(7,519,299)	(62,258,091)	(662,981)	(5,278,879)
Net increase (decrease)	(7,445,682)	$(61,649,099)	2,011,172	$16,146,526

Class C
Shares sold	47,666	$384,707	46,660	$361,955
Shares issued on reinvestment	7,072	55,885	8,770	68,933
Shares repurchased	(98,083)	(784,646)	(82,442)	(652,776)
Net decrease	(43,345)	$(344,054)	(27,012)	$(221,888)

Class R
Shares sold	29,194	$238,157	7,835	$62,057
Shares issued on reinvestment	1,116	8,868	627	4,946
Shares repurchased	(21,831)	(178,364)	(14,260)	(110,482)
Net increase (decrease)	8,479	$68,661	(5,798)	$(43,479)

Class I
Shares sold	4,953,467	$40,246,838	4,734,195	$38,018,882
Shares issued on reinvestment	329,737	2,662,602	412,680	3,258,482
Shares repurchased	(14,005,300)	(112,756,944)	(2,013,324)	(15,663,588)
Net increase (decrease)	(8,722,096)	$(69,847,504)	3,133,551	$25,613,776

Class IS
Shares sold	6,978,147	$55,775,082	775,520	$6,279,714
Shares issued on reinvestment	557,850	4,464,866	508,404	4,050,822
Shares repurchased	(1,072,554)	(8,606,538)	(8,001,622)	(63,893,420)
Net increase (decrease)	6,463,443	$51,633,410	(6,717,698)	$(53,562,884)

†

On June 24, 2021, the Fund converted 7,460,991 Class A2 shares into 7,470,013 Class A shares, valued at $61,777,007. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all

Western Asset High Yield Fund 2022 Annual Report	57

Notes to financial statements (cont’d)

or some portion of the year ended May 31, 2022. The following transactions were effected in such companies for the year ended May 31, 2022.

	Affiliate Value at May 31, 2021	Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO XII Ltd., 2017-12A C	$243,332	—	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	4,297,370	$159,093,061	159,093,061	$163,390,431	163,390,431
	$4,540,702	$159,093,061		$163,390,431

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)*	Affiliate Value at May 31, 2022
Benefit Street Partners CLO XII Ltd., 2017-12A C	—	$16,149	$(5,781)	$237,551
Western Asset Premier Institutional Government Reserves, Premium Shares	—	2,034	—	—
	—	$18,183	$(5,781)	$237,551

*	Reflects the impact of amortization of premium/accretion of discount, which is reported as a component of Interest from affiliated investments on the Statement of Operations.

9. Redemption facility

The Fund and certain other participating funds within the Corporation, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of

58	Western Asset High Yield Fund 2022 Annual Report

the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,056,730	$10,236,114
Tax return of capital	—	49,996
Total distributions paid	$11,056,730	$10,286,110

As of May 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$88,325
Deferred capital losses*	(47,336,337)
Other book/tax temporary differences(a)	(19,168)
Unrealized appreciation (depreciation)(b)	(17,909,328)
Total distributable earnings (loss) — net	$(65,176,508)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the

Western Asset High Yield Fund 2022 Annual Report	59

Notes to financial statements (cont’d)

global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Directors.

60	Western Asset High Yield Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Yield Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset High Yield Fund 2022 Annual Report	61

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Corporation and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, and (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML” or the “Non-U.S. Subadviser,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadviser, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadviser. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Agreement between LMPFA and the Non-U.S. Subadviser.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Directors; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

62	Western Asset High Yield Fund

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Directors also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional high yield funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was above the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for the 1- and 3-year periods ended December 31, 2021 and trailed that of its benchmark index for the 5- and 10-year periods. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

Western Asset High Yield Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Directors also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional high yield funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and the Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee and Actual Management Fee were below the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

64	Western Asset High Yield Fund

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset High Yield Fund	65

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

66	Western Asset High Yield Fund

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset High Yield Fund 2022 Annual Report	67

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 1998

Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	None

68	Western Asset High Yield Fund

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset High Yield Fund	69

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946

Position(s) with Fund	Director and Chairman of the Board

Term of office[1] and length of time served[2]	Since 1997

Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

70	Western Asset High Yield Fund

Interested Director

Ronald L. Olson[6]

Year of birth	1941

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Director[3]	51

Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962

Position(s) with Fund	Director, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Director[3]	128

Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Fund	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset High Yield Fund	71

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

72	Western Asset High Yield Fund

Additional Officers (cont’d)

Christopher Berarducci

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset High Yield Fund	73

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

74	Western Asset High Yield Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2022:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$190,594
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$190,594
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$6,458,231
Section 163(j) Interest Earned	§	163(j)	$10,619,391

Western Asset High Yield Fund	75

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX013141 7/22 SR22-4442

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2021 and May 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,204 in May 31, 2021 and in $169,204 in May 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2021 and $0 in May 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2021 and $30,000 in May 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2021 and $0 in May 31, 2022, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2021 and May 31, 2022; Tax Fees were 100% and 100% for May 31, 2021 and May 31, 2022; and Other Fees were 100% and 100% for May 31, 2021 and May 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $773,011 in May 31, 2021 and $343,489 in May 31, 2022.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 25, 2022